UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Salient Midstream & MLP Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SALIENT MIDSTREAM & MLP FUND

4265 San Felipe, Suite 800

Houston, Texas 77027

May 9, 2016

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Salient Midstream & MLP Fund (the “Fund”), which will be held at the principal office of the Fund, 4265 San Felipe, Suite 800, Houston, Texas 77027, on Friday, June 10, 2016 at 3:00 p.m. (Central Daylight Time).

At this meeting you will be asked to consider the annual election of Trustees. The enclosed proxy statement contains additional information.

We hope that you will be able to attend the meeting.  Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented.  I urge you to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope or to vote by telephone or Internet as included in the instructions on your proxy card as soon as possible to assure that your shares are represented at the meeting.

We appreciate your participation and prompt response in this matter. If you should have any questions regarding the proposals, or to quickly vote your shares, please call Okapi Partners, our proxy solicitor, toll-free at 1-855-305-0857. Thank you for your continued investment in the Fund.

Sincerely,

/s/ Gregory A. Reid
Gregory A. Reid
President

YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that your shares be represented at the annual meeting.  Whether or not you plan to attend in person, you are requested to complete, sign and return the enclosed proxy card or vote by telephone or Internet following the instructions on your proxy card as soon as possible.  You may withdraw your proxy if you attend the annual meeting and desire to vote in person.

SALIENT Midstream & MLP FUND

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on Friday, June 10, 2016:  The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available at www.okapivote.com/SMM.

The Annual Meeting of Shareholders of Salient Midstream & MLP Fund, a Delaware statutory trust (the “Fund”), will be held at the principal offices of the Fund, 4265 San Felipe, Suite 800, Houston, Texas 77027, on Friday, June 10, 2016 at 3:00 p.m. (Central Daylight Time), for the following purposes:

(1)	To elect three Class I Trustees
(2)	To consider and act upon any other business that may properly come before the meeting or any adjournments thereof.

The Board of Trustees has fixed the close of business on May 9, 2016 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

By Order of the Board of Trustees

/s/ Jeremy Radcliffe
Jeremy Radcliffe
Secretary

May 9, 2016

Houston, Texas

IMPORTANT

Shareholders can help the Board of Trustees of the Fund avoid the necessity and additional expense to the Fund of further solicitations by promptly returning the enclosed proxy. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience. Alternatively, you may vote by telephone or Internet as set forth on your proxy card

SALIENT Midstream & MLP FUND

4265 San Felipe, Suite 800

Houston, Texas 77027

PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of the Annual Meeting of Shareholders of Salient Midstream & MLP Fund (the “Fund”), to be held June 10, 2016, for the benefit of shareholders who do not expect to be present at the meeting.  This proxy is solicited on behalf of the Board of Trustees of the Fund (the “Board”), and is revocable by the person giving it prior to exercise by a signed writing filed with the Fund’s Secretary, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person.  If you attend the meeting in person, please be prepared to present photo identification.  Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of the election of each Trustee.  This proxy material is being mailed to shareholders on or about May 9, 2016.

The Board has fixed the close of business on May 9, 2016 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.  Shareholders at the close of business on the record date will be entitled to one vote for each share held.  As of May 9, 2016, there were 17,722,448 Common Shares of beneficial interest, $.01 par value per share (“Common Shares”), of the Fund outstanding.   As of May 9, 2016, to the Fund’s knowledge, the Trustees and executive officers of the Fund, individually and as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

As of March 31, 2016, to the Fund’s knowledge, only the below shareholders beneficially owned more than 5% of the outstanding shares of the Fund.

Name and Address of Beneficial Owner	Percent of Outstanding Shares Beneficially Owned[1]
First Trust Portfolios, LP	10.82%
Guggenheim Fund Distributors, Inc.	6.67%

1	Ownership percentages reflect the aggregate amount owned by each named group on behalf of all entities within their group. No single shareholder entity holds more than 5% of outstanding shares.

The Board knows of no business other than that mentioned in Item 1 of the Notice of Annual Meeting of Shareholders which will be presented for consideration.  If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

PROPOSAL 1.  ELECTION OF TRUSTEES

The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least three and no greater than twenty five.  The Board will fix the appropriate number of Trustees from time to time.  The Declaration of Trust further provides that the Board shall be divided into three classes.  The term of office of the Class I Trustees expires on the date of the 2016 Annual Meeting, and the term of office of the Class II and Class III Trustees will expire one and two years thereafter, respectively.  Accordingly, nominees for Class I Trustee are currently proposed for election. Class I Trustees will be elected for a three-year term.  An effect of staggered terms is to limit the ability of entities or persons to acquire control of the Fund.

Proxies will be voted for the election of the following Class I Trustee nominees: Richard C. Johnson, G. Edward Powell, and Gregory A. Reid. Each nominee is currently serving as a Trustee and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying proxy will be voted for such other person or persons as the Board may recommend. Election of Trustees is non-cumulative. Shareholders do not have appraisal rights in connection with the proposal in this proxy statement.  The three nominees receiving the highest number of votes cast will be elected, as long as a quorum is present at the meeting.  No nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does any nominee have an interest materially adverse to the Fund.

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The Class II Trustees serving until the 2017 Annual Meeting are John A. Blaisdell, Dr. Bernard A. Harris, and Karin B. Bonding. The Class III Trustees serving until the 2018 Annual Meeting are Jonathan P. Carroll and Scott E. Schwinger.

The nominees for Class I Trustees and the Fund’s current Class II and Class III Trustees and their principal occupations for at least the last five years are as follows:

Name and Year of Birth	Position(s) with Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years

CLASS I TRUSTEES NOMINATED FOR ELECTION

Richard C. Johnson Year of Birth: 1937	Trustee (Since inception)	Former Senior Partner (retired), Baker Botts LLP (law firm); Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	27	The Endowment Funds (investment companies) (five funds), since 2004; The Endowment PMF Funds (investment companies) (three funds), since 2014.

G. Edward Powell Year of Birth: 1936	Trustee, Lead Independent Trustee(Since inception)	Principal, Mills & Stowell (private equity), 2002 to 2010; Managing Partner, Price Waterhouse & Co. (Houston office), 1982 to 1994.	27	The Endowment Funds (investment companies) (five funds), since 2004; The Endowment PMF Funds (investment companies) (three funds), since 2014; Therapy Track, LLC, 2009 to 2012; ESI Energy Services International, Inc., 2004 to 2013.

Gregory A. Reid(1) Year of Birth: 1965	Trustee, President and Chief Executive Officer (Since inception)	Managing Partner (Houston), Telemus Capital Partners, 2007 to 2010; Merrill Lynch Private Banking Group, 1997 to 2007.	1	None

(1)	This person’s status as an “interested” Trustee arises from his affiliation with the Fund’s investment adviser, Salient Capital Advisors, LLC, a Texas limited liability company (“SCA” or the “Adviser”). “Salient” collectively refers to SCA and its other affiliates, including SCA’s manager, Salient Capital Management, LLC, a Delaware limited liability company (“SCM”), and SCA’s parent company, Salient Partners, L.P., a Delaware limited partnership (“SPLP”).

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CLASS II AND III TRUSTEES

John A. Blaisdell(1) Year of Birth: 1960	Trustee, Chairman of the Board (Since inception)	Managing Director of Salient, since 2002.	27	The Endowment Funds (investment companies) (five funds), since 2004; The Endowment PMF Funds (investment companies) (three funds), since 2014.

Karin B. Bonding, CFA Year of Birth: 1939	Trustee (Since inception)	Lecturer, University of Virginia, 1996 to 2015; President of Capital Markets Institute, Inc. (fee-only financial planner and investment adviser), since 1996.	27	The Endowment Funds (investment companies) (five funds), since 2010; Brandes Investment Trust (investment companies) (four funds), 2006 to 2012; Credit Suisse Alternative Capital Funds (investment companies) (six funds), 2005 to 2010.

Jonathan P. Carroll Year of Birth: 1961	Trustee (Since inception)	President, Lazarus Capital LLC (Investment company), since 2006; President, Lazarus Energy Holdings, LLC (Investment holding company), since 2006; President and CEO; Blue Dolphin Energy Company, since 2012; private investor since 1988.	27	The Endowment Funds (investment companies) (five funds), since 2004; the Endowment PMF Funds (investment companies) (three funds), since 2014; LRR Energy. L.P. (LRE) (energy company), 2014 to 2015; Blue Dolphin Energy Company (BDCO) (energy company), since 2014.

Dr. Bernard A. Harris, Jr. Year of Birth: 1956	Trustee (Since inception)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President, The Space Agency (marketing), since 1999; President, The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996.	27	The Endowment Funds (investment companies) (five funds), since 2009; Babson funds (eleven funds), since 2011; U.S. Physical Therapy, Inc., since 2005.

Scott E. Schwinger Year of Birth: 1965	Trustee (Since inception)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team), 1999.	27	The Endowment Funds (investment companies) (five funds), since 2004; The PMF Funds (investment companies) (three funds), since 2014.

(1)	This person’s status as an “interested” Trustee arises from his affiliation with the Adviser.

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Share Ownership by Trustee

The following table sets forth the dollar range of the Fund’s common shares beneficially owned by Trustees and equity securities beneficially owned by Trustees in other investment companies overseen by the Trustees within the same family of investment companies, as of May 9, 2016.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the Family of Investment Companies (1)(2)
Independent Trustees
Karin B. Bonding	$1 to $10,000	$1 to $10,000
Jonathan P. Carroll	None	None
Dr. Bernard A. Harris	None	None
Richard C. Johnson	None	None
G. Edward Powell	None	None
Scott E. Schwinger	None	Over $100,000
Trustees who are “Interested Persons” (2)
John A. Blaisdell	None	Over $100,000
Gregory A. Reid	Over $100,000	Over $100,000

(1)	The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.
(2)	Includes the portion of investments made by Salient beneficially owned and personal investments.

Board Meetings and Committees

The Fund’s business and affairs are managed under the direction of the Board, including the duties performed by the Adviser pursuant to the Fund’s investment management agreement. Among other things, the Trustees set broad policies for the Fund, approve the appointment of the Adviser, administrator and officers, and approve the engagement (upon recommendation of the Audit Committee), and review the performance, of the Fund’s independent registered accounting firm. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund.

As part of each regular Board meeting, the Trustees who are not “interested persons” of the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act,” and each such Trustee an “Independent Trustee”), meet separately from the Adviser and on a regular basis, and, as part of at least one Board meeting each year, with the Fund’s Chief Compliance Officer (the “CCO”). The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

Under the Fund’s By-Laws, the Board may designate a Chairman to preside over meetings of the Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Board. The Fund does not have an established policy as to whether the Chairman of the Board shall be an Independent Trustee and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Fund and its shareholders.

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Presently, John A. Blaisdell serves as Chairman of the Board and Gregory A. Reid serves on the Board as President and Chief Executive Officer of the Fund. Each of Mr. Blaisdell and Mr. Reid is an “interested person” of the Fund, as defined in the 1940 Act, by virtue of his affiliation with the Adviser. The Fund believes that Mr. Blaisdell’s history with Salient’s investment platform and experience in the investment field qualifies him to serve as the Chairman of the Board. Similarly, the Fund believes that Mr. Reid’s experience with Salient’s investment platform and extensive experience in the field of energy-related investments qualifies him to serve on the Board and as President and Chief Executive Officer of the Fund. The Board has determined that the composition of the Audit and Nominating Committees, consisting entirely of Independent Trustees, are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Fund. The Board believes that this Board leadership structure—a separate Chairman of the Board and a Chief Executive Officer—is the optimal structure for the Fund at this time. Since the Chairman has the most extensive knowledge of the various aspects of the Fund’s business, and the President is directly involved in managing both the day-to-day operations and long-term strategy of the Fund, the Board has determined that Mr. Blaisdell is the most qualified individual to lead the Board and to serve in the key position as Chairman. The Board has also concluded that this structure allows for efficient and effective communication with the Board. The Board has designated Mr. Powell as lead Independent Trustee of the Fund. In this capacity, he serves as liaison between the Independent Trustees and the Chairman, and performs such other duties as the Independent Trustees shall from time to time determine.

The Board oversees the services provided by the Adviser, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Fund’s activities, including regarding the Fund’s investment portfolio and its financial accounting and reporting. The Compliance Committee and the Board also meet at least quarterly with the CCO, formally and informally, who reports on the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Audit Committee’s meetings with the Fund’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically, and at least quarterly, with representatives of the Fund and the Adviser to receive reports regarding the management of the Fund, including certain investment and operational risks, and the Independent Trustees are encouraged to communicate directly with the Adviser’s senior management.

The Fund believes that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Fund has robust internal processes in place and that the Adviser has a strong internal control environment to identify and manage risks. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Fund, the Board, or Salient, its affiliates or other service providers.

The Declaration of Trust provides that an individual nominated as a Trustee shall be at least 21 years of age and not older than 80 years of age at the time of nomination and not under legal disability. In addition, although the Charter of the Nominating Committee does not set forth any specifically required qualifications, it does set forth certain factors that the Nominating Committee may take into account in considering Independent Trustee candidates.  In general, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Nominating Committee considers when concluding that an individual should serve on the Board are the following: (i) public or private sector stature sufficient to instill confidence; (ii) high personal and professional integrity; (iii) good business sense; (iv) able to commit the necessary time to prepare for and attend meetings; (v) not financially dependent on Trustee retainer and meeting fees; (vi) general understanding of financial issues, investing, financial markets and technology; (vii) general understanding of balance sheets and operating statements; (viii) first-hand knowledge of investing; (ix) experience in working in highly regulated and complex legal framework; (x) demonstrated ability to maintain “independence” of management and other service agents while maintaining a constructive working relationship; (xi) ability to be critical, but not confrontational; (xii) demonstrated ability to contribute to Board and committee process; (xiii) ability to consider diverse issues and make timely, well-informed decisions; (xiv) familiarity with the securities industry; and (xv) qualification as an “Audit Committee Financial Expert.” All equally qualified nominees will be treated equally in consideration by the Nominating Committee.

The Board believes that each Trustee has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as the Fund’s Trustees in light of the Fund’s business and structure. Each of the Trustees has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, all of the Trustees have served as a member of the board of other funds advised by Salient and its affiliates, other funds, public companies, or non-profit entities or other organizations. They therefore have substantial boardroom experience and, in their service to the Fund, have gained substantial insight as to the Fund’s operation and have demonstrated a commitment to discharging oversight duties as Trustees in the interests of shareholders.

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In addition to the information provided in the charts above, certain additional information regarding the Trustees and their Trustee Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to shareholder interests.

John A. Blaisdell — Through his experience as a senior executive of financial organizations, Mr. Blaisdell contributes his experience in the investment management industry to the Board. The Board also benefits from his experience as a member of the board of other funds. Mr. Blaisdell serves as Chairman of the Board.

Karin B. Bonding, CFA — Through her role as a teacher and her insights on financial markets, Ms. Bonding contributes her experience in marketing to the Board. The Board also benefits from her experience as a member of the board of other funds.

Jonathan P. Carroll — Through his experience as the executive of business enterprises, Mr. Carroll contributes experience in overseeing financial and investment organizations to the Board. The Board also benefits from his experience as a member of the board of other funds.

Dr. Bernard A. Harris — Through his experience as a senior officer of and board member of financial and other organizations, Dr. Harris contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

Richard C. Johnson — Through his experience as an attorney, Mr. Johnson contributes his insight and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds.

G. Edward Powell — Through his experience as a senior executive and accountant, Mr. Powell contributes his accounting and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

Gregory A. Reid — Through his experience as a senior executive of financial organizations and his portfolio management role, Mr. Reid contributes his experience in the investment industry to the Board.

Scott E. Schwinger — Through his experience as a senior executive and financial officer of financial and business enterprises, Mr. Schwinger contributes his financial and management experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

During the fiscal year ended November 30, 2015, the Board met four times.  The Board has four formal standing committees, including the Nominating Committee, the Compliance Committee, the Valuation Committee and the Audit Committee. During such period, the Nominating Committee did not meet, the Compliance Committee met monthly with the CCO, the Valuation Committee met four times and the Audit Committee met four times. Each Trustee attended at least 75% of the Board and Committee meetings on which he or she serves. Each Committee of the Board of the Fund is comprised of only Independent Trustees. The respective duties and responsibilities of these Committees remain under the continuing review of the Board.

Messrs. Carroll, Powell and Schwinger and Dr. Harris are members of the Audit Committee.  The Board has designated Mr. Powell, an Independent Trustee, as the Fund’s Audit Committee Financial Expert.  Each Audit Committee member is independent under applicable listing standards of the New York Stock Exchange.  The primary purposes of the Audit Committee are to (i) oversee the Fund’s accounting and financial reporting policies and practices, and their internal controls and procedures; and (ii) oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof. To carry out such purposes, the Audit Committee has a number of duties and responsibilities, each of which is set forth in the Audit Committee Charter adopted by the Board, a copy of which is attached as Exhibit A. The Audit Committee’s Report is set forth below under “Additional Information”.

The Board has formed a Compliance Committee that is responsible for meeting with the Fund’s CCO to review matters relating to compliance with the federal securities laws. The Committee meets at least annually with the CCO without the presence of management to discuss issues arising, among other things, under the Fund’s compliance program and operations. Messrs. Carroll, Powell and Johnson, each an Independent Trustee, constitute the Compliance Committee. Mr. Johnson is the chair of the Compliance Committee.

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The Board’s Valuation Committee is responsible for overseeing the Fund’s valuation policy, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser’s Valuation Committee of the Fund’s valuation policy and procedures. Ms. Bonding, Messrs. Schwinger and Johnson and Dr. Harris, each an Independent Trustee, constitute the Board’s Valuation Committee. Ms. Bonding is the chair of this Committee.

In addition, the Board has authorized the establishment of the Adviser’s Valuation Committee consisting of officers of the Fund and representatives of the Adviser to serve as the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is not a Board committee. The function of the Adviser’s Valuation Committee, subject to oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Adviser’s Valuation Committee by the Adviser or the administrator. The Adviser’s Valuation Committee has been assigned to act in accordance with the Fund’s valuation procedures as approved by the Board and to report to the Board and the Board Valuation Committee. Changes in its membership are subject to Board notification. The Board Valuation Committee reviews matters arising from considerations of the Adviser’s Valuation Committee.

As discussed above, the Board has formed a Nominating Committee that recommends nominations for new membership on the Board. It evaluates candidates’ qualifications for Board membership and, with respect to new nominees for positions as Independent Trustees, their independence from the Adviser and other principal service providers. The Committee meets as necessary to identify and evaluate nominees for Trustee and to make its recommendations to the Board. The Nominating Committee is composed of all of the Independent Trustees.

While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations properly submitted by common shareholders of the Fund. Nominations proposed by shareholders will be properly submitted for consideration by the Nominating Committee only if a shareholder submits a nomination in accordance with the procedures set forth in the charter of the Nominating Committee. It is in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Communications with the Board of Trustees

Shareholders wishing to communicate with the Board may do so by sending a written communication to the Chairperson of the Board, the Chairperson of any Committee of the Board or to the Independent Trustees as a group, at the following address:  4265 San Felipe, Suite 800, Houston, Texas 77027, c/o the Secretary of the Fund.

Remuneration of Trustees

The Trustees and officers who are “interested persons” by virtue of their affiliation with Salient serve without any compensation from the Fund. The Fund pays each of the Independent Trustees an annual retainer of $6,000, paid quarterly, an annual Board meeting fee of $2,000, a fee of $667 per informal Board meeting, a fee of $333 per telephonic Board meeting, an annual fee of $375 for membership on the audit committee and valuation committee, an annual fee of $500 for membership on the compliance committee, an annual fee of $2,000 for the audit committee chair and compliance committee chair, and an annual fee of $2,400 for the valuation committee chair. The Lead Independent Trustee receives an annual fee of $6,000, paid quarterly.

The following table sets forth compensation paid to the Independent Trustees and officers during the Fund’s last fiscal year after commencement of operations. The Fund has no retirement or pension plans.

Name of Trustee or Officer	Aggregate Compensation from Us	Total Compensation from Us and Fund Complex
Karen B. Bonding	$15,000	$65,000
Jonathan P. Carroll	$15,000	$65,000
Richard C. Johnson	$15,000	$65,000
Dr. Bernard A. Harris, Jr.	$15,000	$65,000
G. Edward Powell	$15,000	$65,000
Scott E. Schwinger	$15,000	$65,000

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THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION

OF THE THREE CLASS I TRUSTEE NOMINEES.

NOTICE TO BANKS AND BROKER/DEALERS

The Fund has previously solicited all Nominee and Broker-Dealer accounts as to the number of additional proxy statements required to supply owners of shares.  Should additional proxy material be required for beneficial owners, please call 1-855-305-0857, send an email to info@okapipartners.com or forward such requests to Okapi Partners, LLC, 1212 Avenue of the Americas, 24th Floor, New York, NY 10036.

ADDITIONAL INFORMATION

Audit Committee Report

The Audit Committee reviewed and discussed the audited financial statements with Fund management.  The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Communication with Audit Committees), as modified or supplemented.  The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year ended November 30, 2015 for filing with the SEC. As mentioned, the Audit Committee is currently comprised of Messrs. Carroll, Powell (Chair), and Schwinger and Dr. Harris, each an Independent Trustee.

Auditors, Audit Fees and All Other Fees

KPMG LLP (“KPMG”), 191 W. Nationwide Blvd., Suite 500, Columbus, Ohio 43215, serves as the independent registered public accounting firm of the Fund.  KPMG is not expected to be present at the Annual Meeting, but has been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

The following table presents the aggregate fees billed for the Fund's fiscal years ending November 30, 2014 and November 30, 2015 by the Fund’s independent registered public accounting firm for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the independent registered public accounting firm during these periods.

	11/30/15	11/30/14
Audit Fees	$61,750	$60,000
Audit-Related Fees(1)	$3,100	$13,000
Tax Fees(2)	$0	$0
All Other Fees(3)	$0	$0
Total	$64,850	$73,000

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the independent registered public accounting firm relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the Fund’s independent registered public accounting firm other than audit, audit-related, and tax services.

No services described in the table above were approved by the Fund’s Audit Committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

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The Fund’s Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Fund’s independent registered public accounting firm (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.  The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the Fund’s Audit Committee at least annually.  The Fund’s Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of the Fund’s independent registered public accounting firm.

The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Fund by the Fund’s independent registered public accounting firm for the Fund’s fiscal years ending November 30, 2014 and November 30, 2015; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to SCA for the Fund's fiscal years ending November 30, 2014 and November 30, 2015.

	11/30/15	11/30/14
Fund	$0	$0
$SCA(1)	$0	$0

(1) The Adviser, as well as any of its affiliates that provide ongoing services to the Fund, are subsidiaries of SPLP.

The Fund’s Audit Committee has considered whether the provision by the Fund’s independent registered public accounting firm of non-audit services to the Adviser, as well as any of its affiliates that provide ongoing services to the Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the independent registered public accounting firm’s independence.

Officers of the Fund

The officers of the Fund and their length of service are set forth below.  The officers of the Fund hold indefinite terms of office.  Because of their positions with Salient and their ownership of Salient stock, the officers of the Fund will benefit from the advisory fees paid by the Fund to SCA.  Each officer affiliated with Salient may hold a position with other Salient entities that is comparable to his or her position with the Salient entity listed below.

Name, Address and Year of Birth (1)	Position(s) Held with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

GREGORY A. REID Year of Birth: 1965	President and Chief Executive Officer	Since 2012	President, MLP Complex, Salient, since 2011; Managing Partner (Houston), Telemus Capital Partners, 2007 to 2010; Merrill Lynch Private Banking Group, 1997 to 2007.

CHRISTOPHER R. ARNOLD Year of Birth: 1977	Treasurer and Principal Financial Officer	Since 2015	Senior Director of Fund Accounting, Salient, since 2010; Audit Manager, PricewaterhouseCoopers, LLP, 2002 to 2009.

PAUL BACHTOLD Year of Birth: 1973	Chief Compliance Officer	Since 2012	CCO, Salient, since 2010; Consultant, Chicago Investment Group (compliance consulting), 2009 to 2010; US Compliance Manager, Barclays Global Investors, 2005 to 2008; Consultant, Wells Fargo Bank, 2000 to 2005.

JEREMY RADCLIFFE Year of Birth: 1974	Secretary	Since 2012	Managing Director, Salient, since 2002.

(1) As of April 28, 2016. The business address of each officer is c/o Salient Midstream & MLP Fund, 4265 San Felipe, Suite 800, Houston, Texas 77027.

Investment Adviser

SCA, with its principal office at 4265 San Felipe, Suite 800, Houston, Texas 77027, serves as the investment adviser of the Fund.

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Proxy Solicitation and Tabulation

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of the Fund will be borne by the Fund.  Proxies will be solicited by mail and may be solicited in person, by telephone, Internet or facsimile by officers of the Fund, by personnel of SCA or of the Fund’s administrator and transfer agent, or by broker-dealer firms.  The Fund has retained Okapi Partners LLC, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Fund shareholders may receive a telephone call from Okapi Partners LLC asking them to vote. The expenses associated with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers, by SCA personnel, or by broker-dealer firms, in person, or by telephone or by facsimile will be borne by the Fund.  A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by telephone, Internet, facsimile machine, graphic communication equipment or similar electronic transmission.  The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.  Total estimated proxy solicitation costs are approximately $11,000.

All proxy cards solicited by the Board that are properly executed and received by the Secretary (via mail, telephone or electronic transmission) prior to the meeting, and which are not revoked, will be voted at the meeting.  Shares represented by such proxies will be voted in accordance with the instructions thereon.  If no specification of nominees is made on the proxy card, all shares held by such shareholder shall be voted equally in favor of all nominees.  All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes.  (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)  Accordingly, abstentions and broker non-votes, which will be treated as shares that are present at the meeting but which have not been voted, will assist the Fund in obtaining a quorum but will have no effect on the outcome of the proposed election of nominees or any other proposal properly brought before the meeting.

A quorum requires the presence, in person or by proxy, of thirty-three and one-third percent of the outstanding shares of the Fund entitled to vote.  In the event that a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes by the shareholders of the Fund in favor of the Proposal set forth in the Notice of this meeting are not received by June 10, 2016, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned, or may be called by the chairman of the meeting.  The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made.  They will vote against any such adjournment those proxies required to be voted against such Proposal.  The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.  If any of the nominees are not elected by shareholders, the current Trustees may consider other courses of action.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of the copies of the forms received by the Fund, all of the Trustees and officers of the Fund, SCA and its affiliates, and any person who owns more than ten percent of the Fund’s outstanding securities have made all filings required under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding ownership of shares of the Fund for the Fund’s fiscal year ended November 30, 2015.

The Fund will furnish without charge a copy of its most recent Annual and Semi-Annual Reports to any shareholder upon request.  Shareholders desiring to obtain a copy of such reports should call (800) 809-0525 or write to the Fund c/o 4265 San Felipe, Suite 800, Houston, Texas 77027.  Shareholder reports are also available on the Fund’s website, http://www.salientpartners.com/funds/mlp-midstream.html.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Fund’s 2017 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must be received at the Fund’s principal office c/o the Secretary of the Fund no later than the close of business January 9, 2017. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements.  Timely submission of a proposal does not guarantee that such proposal will be included.

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SALIENT MIDSTREAM & MLP FUND

May 9, 2016

EXHIBIT A

AUDIT COMMITTEE CHARTER

of
Salient Midstream & MLP Fund

The provisions in this Audit Committee Charter (the “Charter”) apply to Salient Midstream & MLP Fund (the “Fund”).

Statement of Purpose

1.	The primary purposes of the Audit Committee are:

(a)	to oversee the Fund’s accounting and financial reporting policies and practices, and its internal controls and procedures; and

(b)	to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof.

2.	The Audit Committee shall have unrestricted access to the Fund’s Board of Directors (“Board”), the independent registered public accounting firm (“auditors”), and the executive and financial management of the Fund. The independent auditors ultimately are accountable to the Audit Committee and the Board.

3.	The Audit Committee performs its functions under this Charter on the basis of information provided to it, without independent verification, by officers of the Fund, service providers to the Fund (including the investment adviser), legal counsel to the Fund or to the independent Board members, and the independent auditors. The Audit Committee is entitled to rely on the accuracy of financial and other information provided to it by such persons or entities, absent actual knowledge to the contrary. Fund management is responsible for maintaining appropriate systems for accounting and internal controls and procedures and for preparing the Fund’s financial statements. The independent auditors are responsible for conducting an audit of the Fund’s financial statements in accordance with professional standards and for reporting to the Audit Committee any significant deficiencies and/or material weaknesses noted during the audit.

Structure of the Audit Committee

4.	The Audit Committee shall be composed of at least two Board members, each of whom:

a.	is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended); and

b.	shall not accept any consulting, advisory or other compensatory fees from the Fund other than in his or her capacity as a member of the Audit Committee, the Board, or any other Board committee.

5.	In accordance with the Securities and Exchange Commission’s safe harbor rule for “audit committee financial experts,” no Audit Committee member designated as an “audit committee financial expert” shall (i) be deemed an “expert” for any other purpose or (ii) have any duty, obligation or liability that is greater than the duties, obligations and liability imposed beyond those imposed on a member of the Board or the Audit Committee not so designated. Additionally, designation of an Audit Committee member as an “audit committee financial expert” shall in no way affect the duties, obligations or liability of any member of the Audit Committee, or the Board, not so designated.

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6.	The Audit Committee members may select from their number a chairperson.

Duties and Responsibilities

7.	To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

(a)	to select and decide on the engagement, retention, termination, and compensation of the Fund’s independent auditors, and, in connection therewith, to make any appropriate recommendation relating to such engagement, retention, termination, compensation to the Board, evaluate the independence of the independent auditors, and request that the independent auditors submit periodically a written statement delineating all relationships between a Fund, its advisers and any other entities within the investment company complex, and the independent auditors, consistent with SEC and PCAOB regulations and standards or any such successor provision;[1]

(b)	to actively engage in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, including any violations of independence standards issued by the SEC and PCAOB;

(c)	to consider the effect upon the Fund of any changes in accounting principles or practices, including any changes proposed by the Fund’s management or the independent auditors;

1            PCAOB’s Rule 3526: Communication With Audit Committees Concerning Independence requires the independent auditors to (a) prior to accepting an initial engagement pursuant to the standards of the PCAOB: (1) describe, in writing, to the audit committee of the issuer, all relationships between the registered public accounting firm or any affiliates of the firm and the potential audit client or persons in financial reporting oversight roles at the potential audit client that, as of the date of the communication, may reasonably be thought to bear on independence, (2) discuss with the audit committee of the issuer the potential effects of the relationships described in subsection (a)(1) on the independence of the registered public accounting firm, should it be appointed the issuer's auditor, and (3) document the substance of its discussion with the audit committee of the issuer; and (b) at least annually with respect to each of its issuer audit clients: (1) describe, in writing, to the audit committee of the issuer, all relationships between the registered public accounting firm or any affiliates of the firm and the audit client or persons in financial reporting oversight roles at the audit client that, as of the date of the communication, may reasonably be thought to bear on independence, (2) discuss with the audit committee of the issuer the potential effects of the relationships described in subsection (b)(1) on the independence of the registered public accounting firm, (3) affirm to the audit committee of the issuer, in writing, that, as of the date of the communication, the registered public accounting firm is independent in compliance with Rule 3520, and (4) document the substance of its discussion with the audit committee of the issuer.

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(d)	to administer the Code of Ethics for Principal Executive and Senior Financial Officers that the Fund has adopted pursuant to requirements arising from the Sarbanes-Oxley Act of 2002;

(e)	to meet with the chief financial officer or other appropriate executive officers of the Fund and with the Fund’s service providers as necessary;

(f)	to meet with the independent auditors prior to the commencement of the audit engagement to discuss the planning, timing, staffing of the audit and significant risks identified during their risk assessment procedures, and to obtain from the independent auditors a written representation to the effect that:

1.	any Audit Partner[2] shall not have acted in such capacity for the Fund in each of the Fund’s seven previous fiscal years;

2.	any Audit Partner, after seven consecutive years in such capacity for the Fund, if applicable, shall be subject to a two-year time out period pursuant to which such Audit Partner will not serve in such capacity to the Fund;

3.	the independent auditors have appointed a Lead Audit and/or Concurring Audit Partner[3] who has not acted in either capacity for the Fund in each of the Fund’s five previous fiscal years; and

4.	a Lead Audit and/or Concurring Audit Partner, after five consecutive years in either capacity for the Fund, if applicable, shall be subject to a five-year time out period pursuant to which such Lead Audit and/or Concurring Audit Partner will not serve in either capacity to the Fund.

2            “Audit Partner” means (i) a partner or person in an equivalent position, other than a partner who consults with others on the audit engagement team during the audit, review, or attestation engagement regarding technical or industry-specific issues, transactions, or events, (ii) who is a member of the audit engagement team who has responsibility for decision-making on significant auditing, accounting, and reporting matters that affect the financial statements, or (iii) who maintains regular contact with management and the Audit Committee and includes the following: (a) the “Lead Audit Partner” as defined below; (b) the “Concurring Audit Partner” as defined below; (c) other audit engagement team partners who provide more than 10 hours of audit, review, or attest services in connection with the annual or interim consolidated financial statements of an investment company; and (d) other audit engagement team partners who serve as the lead partner in connection with any audit or review related to the annual or interim financial statements of a subsidiary of the investment company whose assets or revenues constitute 20% or more of the assets or revenues of the investment company’s respective consolidated assets or revenues.

3            “Lead Audit Partner” means the partner on the audit engagement team having primary responsibility for the audit or review. “Concurring Audit Partner” means the partner on the audit engagement team performing a second level of review to provide additional assurance that the financial statements subject to the audit or review are in conformity with generally accepted accounting principles and the audit or review and any associated report are in accordance with generally accepted auditing standards and rules promulgated by the Securities Exchange Commission or the Public Company Accounting Oversight Board.

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(g)	to review and approve in advance any and all proposals by Fund management, the investment adviser, or the independent auditors that the Fund, the investment adviser, or their affiliated persons employ the independent auditors to render audit services to the Fund, including review of the arrangements for, procedures to be utilized, and scope of the annual audit and any special audits;

(h)	to review and approve in advance any and all proposals under which the independent auditors would provide “permissible non-audit services”[4] to the Fund or to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and that is sub-contracted or overseen by the investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund if those permissible non-audit services relate directly to the operations and financial reporting of the Fund;[5]

(1)	the Audit Committee may appoint one or more of its members to act as its delegee in pre-approving audit and/or any permissible non-audit services (the “Delegee”). Any such approval by a Delegee shall be reported to the Audit Committee at its next scheduled meeting. The Delegee may also approve services which are determined by such member to be within the “de minimis exception” provided by rule or regulation;

(2)	permissible non-audit services also may be pre-approved in accordance with policies and procedures adopted by the Board; and

(3)	the Audit Committee shall communicate any pre-approval made by it or a Delegee to the Fund’s management, who will ensure that the appropriate disclosure is made in the Fund’s annual and semi-annual reports to shareholders, and other documents as required under the federal securities laws.

4            “Permissible non-audit services” include any professional services, including tax services, provided to the Fund by the independent auditor, other than those provided in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution- in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

5            Pre-approval by the Audit Committee of certain “de minimis” permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or its delegee(s).

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(i)	to consider whether the provision of any permissible non-audit services to the Fund’s investment adviser and its related parties by the independent auditors is compatible with maintaining the independent auditors’ independence;

(j)	to review the hiring of employees or former employees of the Fund’s independent auditors by the Fund’s investment adviser and its affiliates;

(k)	to meet at least annually with the Fund’s independent auditors, including private meetings, (i) to review the results of the audit, the annual financial statements of the Fund, any critical or significant accounting policies underlying the statements, and their presentation to the public in the annual report, Form N-SAR and Form N-CSR; (ii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of the audit(s); (iii) to consider the independent auditors’ comments with respect to the Fund’s financial policies, procedures and internal accounting controls and Fund management’s responses thereto; (iv) to review all non-audit services provided to any investment company complex (as defined in Regulation S-X, Rule 2-01(f)(14)) to which the Fund belongs that were not pre-approved by the Audit Committee; (v) to review all material written communications between Fund management and the independent auditors; (vi) to review all material accounting treatments discussed with Fund management, including the ramifications thereof and the treatment preferred by the independent auditors; and (vii) to review the form of opinion the independent auditors propose to render to the Board and shareholders;

(l)	to receive information on and review the fees charged by the independent auditors for audit and non-audit services provided to the Fund as well as permissible non-audit services provided to the investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund if those services relate directly to the operations and financial reporting of the Fund;

(m)	to investigate improprieties or suspected improprieties in Fund operations;

(n)	to review with the Board, on a periodic basis, the Audit Committee members’ education and experience so that the Board can make the determination, in compliance with its obligations under the federal securities laws, as to whether or not any Audit Committee member qualifies for designation by the Board as an “audit committee financial expert”[6];

6            An “audit committee financial expert” is an individual who, in the determination of the Board, has acquired the following attributes:

(i)                        an understanding of generally accepted accounting principles and financial statements;

(ii)                       the ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

(iii)                      experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(iv)                     an understanding of internal control procedures for financial reporting; and

(v)                      an understanding of audit committee functions.

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(o)	to consider such other matters as the Board may request or the Audit Committee may deem appropriate in carrying out its duties; and

(p)	to report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

Meetings

8.	The Audit Committee shall meet on a regular basis (and at least annually), and shall hold special meetings as it deems necessary. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of a conference call or other similar means of communications.

9.	A majority of the Audit Committee’s members will constitute a quorum. Unless otherwise required by law, the decision of a majority of the members present and voting will be determinative as to any matter submitted to a vote.

10.	The Audit Committee shall maintain minutes of its meetings, which shall be reported to the Board.

Authority

11.	The Audit Committee shall have the resources to pay, as applicable, any fees to the independent auditors engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services to a Fund, or engagements to provide any permissible non-audit services to a Fund.

12.	The Audit Committee shall have the resources and the authority to engage independent counsel and any other advisers as it deems necessary or appropriate to discharge its responsibilities. The Fund shall provide for appropriate funding, as determined by the Audit Committee, for such counsel and advisers.

Charter Review and Amendments

13.	The Audit Committee shall review this Charter periodically and recommend any changes or amendments to the Board as necessary.

14.	This Charter may be amended by a vote of a majority of the Board.

Dated: April 12, 2012 as revised January 15, 2013

An individual may have acquired these attributes through any of the following:

(i)                      education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

(ii)                     experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

(iii)                    experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

(iv)                    other relevant experience.

Instruction 2(b) to Item 3 of Form N-CSR.

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PROXY PROXY ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 10, 2016 4265 San Felipe, Suite 800, Houston, Texas 77027 THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE Salient Midstream & MLP Fund The undersigned holder of Common Shares of beneficial interest of Salient Midstream & MLP Fund, a Delaware statutory trust (“the Fund”), hereby appoints PAUL BACHTOLD & CHRISTOPHER ARNOLD, each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal offices of the Fund, 4265 San Felipe, Suite 800, Houston, Texas 77027, on June 10, 2016 at 3:00 p.m. (Central Standard Time), and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT. SHARES: Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person. Signature(s) (Title(s), if applicable) _______________________________________________________ Date PLEASE VOTE VIA THE TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE CONTINUED ON THE REVERSE SIDE EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE ON THIS PROXY TODAY! Your Proxy Vote is important! EASY WAYS TO VOTE YOUR PROXY: 1. Call Okapi Partners toll-free at: 855-305-0857 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 5:00 PM (EST). OR 2. Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE THREE CLASS III TRUSTEE NOMINEES. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold. 1. To elect three Class I Trustees FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT Richard C. Johnson G. Edward Powell Gregory A. Reid PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE. CONTINUED ON REVERSE SIDE Your vote is important no matter how many shares you own. Please sign and date this proxy card on the reverse side and return it promptly in the enclosed envelope or vote by telephone in accordance with the instructions provided. Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Shareholders to Be Held on June 10, 2016 The proxy statement for this meeting is available at: WWW.OKAPIVOTE.COM/SMM